UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2010

CENTRAL BANCORP, INC.
(Exact Name Of Registrant As Specified In Charter)

Massachusetts	0-25251	04-3447594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Highland Avenue, Somerville, Massachusetts 02144
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 628-4000

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

             Item 4.01   Changes in Registrant’s Certifying Accountant.

(a)           On August 10, 2010, Central Bancorp, Inc. (the “Company”) was notified that, due to the fact that certain officers of Caturano and Company, P.C. became partners of McGladrey & Pullen, LLP effective July 20, 2010, Caturano and Company, P.C. will resign as the independent registered public accounting firm for the Company effective August 13, 2010.

The audit reports of Caturano and Company, P.C. on the consolidated financial statements of the Company for the years ended March 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended March 31, 2010 and 2009 and through August 13, 2010 there were: (1) no disagreements between the Company and Caturano and Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Caturano and Company, P.C. would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set for in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Caturano and Company, P.C. a copy of the disclosures in this Form 8-K and has requested that Caturano and Company, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated August 16, 2010 is filed as Exhibit 16.1 to this Form 8-K.

(b)           Effective August 13, 2010, the Audit Committee of the Company’s Board of Directors  engaged McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm.  During the Company’s fiscal years ended March 31, 2010 and 2009 and the subsequent interim period preceding the engagement of McGladrey & Pullen, LLP, the Company did not consult with McGladrey & Pullen, LLP regarding:  (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and McGladrey & Pullen, LLP did not provide any written report or oral advice that McGladrey & Pullen, LLP concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement with Caturano and Company, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

Item 9.01   Financial Statements and Exhibits.

       (d)     Exhibits

         Number        Description

16.1 Letter of Concurrence From Caturano and Company, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL BANCORP, INC.

Date: August 16, 2010	By:	/s/ Paul S. Feeley
Paul S. Feeley
Senior Vice President, Treasurer and Chief Financial Officer